Delinquent Section 16(a) Reports.  Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, require each Fund’s officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s shares, to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC, the Registrant believes a late Form 3 (Initial Statement of Beneficial Ownership of Securities) was filed on behalf of Mr. Ciprari with respect to DoubleLine Yield Opportunities Fund.  Mr. Ciprari is a Trustee of DoubleLine Yield Opportunities Fund.  The Registrant is not aware of any failure by Mr. Ciprari to file in respect of any transactions in Fund shares that required a filing under Section 16(a) (i.e., a filing on Form 4 or Form 5).